The
------------------------------------
Fund's Investment
------------------------------------
Objectives and
------------------------------------
Strategies
------------------------------------


Dividend and Income Fund is designed mainly to offer investors a high level of current income with a secondary goal of capital appreciation.
To achieve this goal, the Fund strategically diversifies assets among three main categories of securities.

COMMON STOCKS WITH HIGH YIELDS
         Since yield is the relationship between a stock's dividend and its price, high-yield stocks offer three primary benefits. First, they pay high income relative to their share price. This helps the Fund meet its primary objective, which is providing high current income to shareholders. Second, a high yield can point the portfolio managers to strong companies that are selling for less than they may be worth. Generally, when a stock's yield is high, its price has fallen. As a result, a high yield is often considered a positive indicator by value investors. A strong company's stock may have a high yield relative to the average yield of stocks in the S&P 500 Index for several reasons, such as a temporary price decline resulting from a negative outlook for its industry sector or because of speculation about an event specific to the company.
         Price appreciation can occur if either the outlook for the company or its industry changes or if the yield attracts income investors-- particularly during periods of low interest rates. And finally, a high yield can help cushion a stock's performance during a market decline.

CONVERTIBLE SECURITIES
         The Fund invests in convertible preferred stock and convertible bonds. Both are securities that pay fixed rates of income, but because they can be converted into a certain number of shares of common (or sometimes preferred) stock, they are indirectly tied to the company's common stock performance. As a result, convertible securities generally offer higher income than common stocks, as well as the opportunity for price appreciation when the value of the related common stock rises beyond a certain level.

HIGH-YIELD CORPORATE BONDS
         The third investment category the Fund focuses on is high-yield bonds. These are non-investment grade bonds issued by companies across the broad spectrum of corporate America. Because these bonds involve more credit risk than investment grade bonds, they tend to pay income at significantly higher rates, making them very attractive to income-oriented investors.
         High-yield bonds can also offer diversification benefits since, like convertible securities, the high-yield bond market reacts to events in both the stock and bond markets. The economic and business outlook affects high-yield bonds' appreciation potential because it influences perceptions about the risk versus the potential reward of a particular company's bonds. Changes in interest rates also have an impact because like all fixed-income securities, high-yield bond prices generally rise when interest rates decline and decline when interest rates increase.

December 29, 1995

Dear
------------------------------------
Shareholder:
------------------------------------


The past 12 months have been an exceptionally strong period for the U.S. stock and bond markets. Driven primarily by tame inflation reports and corresponding declines in interest rates, the bond market rallied throughout our fiscal year ended November 30, 1995. In turn, the stock market was bolstered by the favorable interest rates and continued strong earnings from an efficient and productive corporate America.
         Though it was designed to focus primarily on current income, the Delaware Group Dividend & Income Fund did take considerable advantage of the appreciation potential in both markets. As you can see from the chart, the Fund's total return (capital plus reinvested income) was a solid +20.72% for the fiscal period. Our performance is especially significant in that Dividend and Income Fund held only 34.33% of its investments in common stocks, and in general avoided the technology and other higher risk growth stocks that led the market in 1995. Market price per share was even stronger than the performance of the portfolio. Shares appreciated 28.71% during the year as demand for the portfolio's income potential and investment strategy drove up the Fund's price on the New York Stock Exchange.

---------------------------------------------------------------------------
TOTAL RETURN
DECEMBER 1, 1994 -- NOVEMBER 30, 1995
                                  Based on Performance       Based On
                                    at Net Asset Value     Market Price
                                  -----------------------------------------
Dividend and Income Fund                 +20.72               +28.71
    (NYSE Symbol: DDF)
Standard & Poor's 500 Index              +36.93
Merrill Lynch High-Yield Index           +19.73
Lipper Closed-End Income
    Fund Average                         +27.16

The Fund's total return assumes reinvestment of monthly dividends. There are 11 closed-end funds in the Lipper Closed-End Income Fund Average.
----------------------------------------------------------------------------

         Over the period, Dividend and Income Fund continued to provide shareholders a high level of current income, which is its primary objective. Beginning in January 1995, the monthly dividend was increased 4.3%, from $0.092 to $0.096 per share. Then in December 1995, the Board of Directors authorized a managed distribution policy which is explained in detail later in this report. This boosted the Fund's monthly dividend rate to $0.125 per share, representing a total increase of over 35% since the beginning of the fiscal year ended November 30, 1995, and a distribution yield of 10.7%, based on the $14.00 market price on November 30.
         We believe the new dividend rate could be viewed positively by the market, particularly if the relatively low interest rate environment continues. Early reaction to the managed dividend announcement was positive, with the Fund's market price increasing from a discount of 5.4% at net asset value at the beginning of our fiscal year to a premium of 0.07% by November 30.
         We believe the Fund is well-positioned for the coming year. While we believe stock market performance will remain strong, we think U.S. economy will slow further and that the market will begin to favor the more value-oriented, dividend-paying companies we emphasize. Our focus on the higher quality areas of the high-yield bond market should also serve us well in a slower growth economy.
         On the pages that follow, the Fund's investment strategy and performance over the past fiscal year are described in greater detail. Thank you for your confidence in the Delaware Group and our best wishes for the coming year.

Sincerely,

/s/ Wayne A. Stork
----------------------------
Wayne A. Stork
Chairman
                                                                             1

Portfolio
------------------------------------
Managers'
------------------------------------
Review
------------------------------------

COMMON STOCKS AND CONVERTIBLE SECURITIES
         In what had been a phenomenal year for the U.S. stock market, the Dow Jones Industrial Average, the S&P 500 Index and the NASDAQ Composite all reached new record highs by the end of November. The market was reacting to a combination of factors, including a background of low inflation and interest rates, and earnings that remained strong even as economic growth slowed. Because of the slowing in the economy, the market favored non-cyclical companies, those that can provide earnings growth regardless of the economic cycle. So although almost all areas of the domestic stock market performed well, the runaway leaders were growth companies like technology firms, food and beverage and drug manufacturers, whose sales generally remained steady even as the economy showed signs of weakness.
         While these types of companies rarely meet our yield guidelines, we were able to participate in the strong market through convertible securities of firms like California Federal Bank, a company with strong earnings growth, but whose common stock does not pay dividends.

----------------------------------------------------------------------------
Investments by Security Type
As of November 30, 1995

Convertible Securities             24.70%
Common Stocks                      34.33%
High-Yield Bonds                   38.59%
Other                               2.38%
----------------------------------------------------------------------------
Asset allocation is based on all securities owned by the Fund as of November 30, 1995, including those purchased through the use of leverage. This chart differs from the financial statements which also take into account liabilities. Portfolio subject to change.


         Since we evaluate stocks first for their income potential, decisions over the past year also placed the portfolio in a number of dividend-paying stocks within financial services, a sector that was among the highest in price appreciation. The Fund bought common and convertible preferred stocks and convertible bonds in the financial services sector because early in the year we saw value in terms of price, yield, underlying fundamental strengths and possible merger activity. Regional banking stocks performed quite well, posting an average return of +58.33% for the period.
         Utilities are another sector where we have large holdings in both common stocks and convertible securities. Utilities have traditionally been a high-yielding stock sector because of the cash flow generated by monthly utility bill payments. Because investors often turn to utilities for income, these stocks benefited over the course of the year as falling interest rates reduced the yields available from most areas of the bond market. Our investments here focused mainly on the electric sector. We believe electric utilities are currently well-positioned, having increased earnings during a period of declining interest rates.
         Since common stock performance in both financial services and utilities were strong, our holdings of convertible stocks and bonds shared in that appreciation. Convertible securities in general benefited from increasing investor demand for sources of steady income. Together, the Fund's stock and convertible-to-stock holdings provided most of the portfolio's net asset value appreciation.
         One area of the stock market that generally did not show as much capital appreciation as the majority of stocks was the Real Estate Investment Trust (REIT) sector. REITs, which have strongly benefited us in the past, turned in an average return of +16.72% for the fiscal year. Though this is good performance on an absolute basis, in a year when the S&P 500 was up +36.93%, these stocks limited our appreciation somewhat. Of course, we invest in REITs primarily for income, and for that purpose they served us well.
         Unlike the underlying real estate they consist of, REITs are liquid investments traded on stock exchanges. But because REITs are companies that own blocks of income-producing real estate, their performance is tied to, and involves some of the risks of the real estate market, including changes in rental demand and occupancy rates as well as rising property taxes. Over the fiscal year, the portfolio has avoided the difficult retail-oriented REITs--such as shopping center and mall portfolios--in favor of those that specialize in healthcare facilities, office buildings and apartments. REITs by their nature have historically paid high income and shown strong dividend increases over time; however, they can be affected by changes in supply and demand or in regional economies. While the portfolio was well diversified by both region and property type, in this year's market, REITs in general did not keep pace with the more growth-oriented areas of the stock market. We believe their performance should improve in the coming months as low interest rates support seasonal improvements in the real estate market.
         One strategy we have begun to implement and which we may make greater use of in the coming months is writing covered call options. (Writing a covered call indicates that the Fund is selling a call option on a stock it owns.) We believe this strategy can be a mechanism to help the Fund minimize the effect of market declines. It also allows the Fund to hold stocks that we believe have very promising long-term potential, but somewhat limited short-term prospects.

HIGH-YIELD BONDS
         High-yield corporate bonds were one of the best performing sectors of the bond market over the 12 months ended November 30. They benefited from increased demand for their comparatively high levels of income in a declining interest rate environment as well as from the strength of the stock market. Economic growth, though it was slower, remained fairly steady, and earnings at many of the companies that issue high-yield bonds remained strong.
         Dividend and Income Fund's policy over the course of the year has been to balance opportunities for high current income with a relatively conservative approach to potential credit risk. Over the period, the high-yield bond portion of the portfolio consisted primarily of B and BB-rated bonds, which don't pay the highest income available from the high-yield sector, but are issued by companies with stronger balance sheets than those issuing higher yielding bonds. Another conservative move was to reduce our average maturity and average duration (price sensitivity to changes in interest rates). After the past year's extremely strong bond market, we believed there was limited further appreciation potential to be gained from extending the Fund's maturity.
         High-yield corporate bond sectors that provided good returns for the Fund over the period included the media and entertainment area as well as chemical, paper and forest products companies. Media and entertainment companies have traditionally been insulated from the effects of economic slowdowns. On the other hand, while performance in the economically sensitive chemical and paper products should have been weaker as the economy slowed, this sector performed well for the Fund because we were able to buy bonds at depressed prices at the end of 1994.

OUTLOOK
         Going forward, our focus in common stocks is on areas where there is still a measure of value--a feature that's become somewhat more difficult to find after the past year's market advance, but that should attract investors at this time of relatively high stock prices. We believe the financial sector continues to offer opportunities both in terms of income and appreciation potential, and that utilities and REITs should also continue to help the Fund capture high current income.

         We may reduce our holdings in convertible securities slightly over the coming year. Because these securities appreciated so much this year, many have neared our price targets and so we believe they may offer only limited future appreciation potential. One area where convertible securities remain attractive, however, is in the growth sectors of the market. While our use of yield as a selection criterion for common stocks generally keeps the Fund from investing in growth companies (which typically use any excess cash for expansion rather than dividend payments), the Fund can participate in their potential through their dividend-paying convertible securities. Even if the economy slows further, we believe growth companies should continue to do well.
         In high-yield bonds, we are still somewhat conservative. We are focusing on the higher rated issues among non-investment grade bonds, which again is an effort to counter any potential negative effects a slow-growth economy could have on corporate profits and, therefore, on ability to pay interest and repay principal. Though the portfolio remains highly diversified, our allocation to particular industries has continued to follow economic trends. We're looking both for companies that we believe will be able to grow faster than the economy and those whose bonds are selling at prices that appear low compared to their issuer's financial situation or business prospects.


/s/ Bernard P. Schaffer
----------------------------
Bernard P. Schaffer
Senior Portfolio Manager
Equities


/s/ Paul A. Matlack
----------------------------
Paul A. Matlack
Senior Portfolio Manager
High-Yield Bonds



Fund
------------------------------------------------------------
Updates
------------------------------------------------------------

MANAGED DISTRIBUTION POLICY
         In November 1995, Dividend and Income Fund's Board of Directors approved the adoption of a managed distribution policy and set the Fund's monthly dividend at $0.125 per share, a 30% increase over the previous rate, for a total dividend increase of 42% since the Fund's first dividend was paid in May 1993.
         The purpose of the managed distribution policy is to make the Fund more attractive to income-oriented investors, thereby, we believe, encouraging additional share purchases which should help the Fund's market price to more accurately reflect the value of its holdings.
         Going forward, we may make minor adjustments to the Fund's asset allocation in keeping with our income-oriented strategy. Under the new policy, the Fund will now be managed with a goal of generating as much of the dividend as possible from ordinary income. However, the balance of the dividend will come from short-term capital gains and, if necessary, a return of capital. The final calendar year dividend payment may include a distribution from net long-term capital gains. For tax purposes, a final audited figure showing the sources of all distributions will be provided on your 1099-DIV statement at the end of each year.
         It's our opinion that this decision may help ensure that the Fund's market price accurately reflects the underlying assets and the potential benefits the Fund can offer.

PORTFOLIO LEVERAGE STRENGTHENS INCOME POTENTIAL
         During the period covered by this report, your Fund's management increased the amount of leveraged assets in the portfolio--from $48 million to $55 million--in time to take greater advantage of the substantial gains in the stock and bond markets. As of the November 30 fiscal year end, 21% of the Fund's assets were leveraged.
         As we've explained in the past, leverage is a tool that is not available to open-end funds and one that can be an important contributor to a Fund's income potential. While leverage tends to increase income potential in any market environment, it was a particularly beneficial strategy this year.
As interest rates have declined somewhat, the difference between what the Fund pays to borrow money -- an amount tied to short-term interest rates -- and the amount we can expect to receive from our investments became even more attractive. The use of leverage can enhance your Fund's potential to earn income for shareholders.
         As with any investment, increased return potential can add to potential risk. Leveraging could result in a higher degree of volatility because the Fund will be more sensitive to market moves on both the upside and the downside. We believe this risk is reasonable given the potential benefits of higher income.

---------------------------------------------------------------------------
Dividend & Income Fund
Monthly Dividend History
(Dividends Paid Per Share)

5/93 - 1/94     $0.088
2/94 - 12/94    $0.092
1/95 - 11/95    $0.096
12/95           $0.125
--------------------------------------------------------------------------

DELAWARE MERGES WITH LINCOLN NATIONAL
         As was noted in the semi-annual report, the merger between Delaware Management Holdings, Inc., the parent company of your Fund's investment manager, and a newly created, wholly owned subsidiary of Lincoln National Corp. was completed on April 3, 1995. Delaware Management Holdings, Inc. is now a wholly owned subsidiary of Lincoln National Corp., a diversified financial services company headquartered in Fort Wayne, Indiana. This merger provides Delaware with opportunities to meet the challenges of increasingly complex markets with our existing team of portfolio managers and analysts, while remaining committed to our fundamental investment philosophies.

STOCK REPURCHASE PROGRAM
         As was explained in the Fund's 1994 Annual Report, the Dividend and Income Fund Board of Directors has approved an open market Share Repurchase Program that authorizes the Fund's manager to purchase up to 10% of the outstanding shares on the floor of the New York Stock Exchange. Although management did not utilize this option during the past year, we believe that this program could add to shareholder value in two ways, though there is no guarantee that these results will be met. First, the simultaneous increase in demand and decrease in supply of outstanding shares could have a positive impact on the stock's market price. Second, since the share purchases are likely to be made at a time when they are trading for less than the underlying value of the assets, the result could be a higher net asset value per share.

Automatic
---------------------------------------
Reinvestment
---------------------------------------
Provides Greater
---------------------------------------
Potential for
---------------------------------------
Dividend Growth
---------------------------------------

         For people who don't use the Fund's monthly income for current expenses, we recommend that you consider having your dividends from the Fund automatically reinvested. This increases the total number of shares you own, shares which in turn earn any subsequent dividends, compounding your earning potential. Though dividend reinvestment does not guarantee a profit, it can add to your growth potential, as you can see from the hypothetical illustration below.

         If you'd like to reinvest your dividends and your shares are registered in your name, please call Chemical Mellon Shareholder Services at 1-800-982-7649 and tell the Customer Service Representative your decision. You will be asked to put your request in writing. If you have shares registered in "street" name, contact your bank, broker or other nominee who holds the shares to see if you are able to participate in a dividend reinvestment plan. (Shares of Dividend and Income Fund are listed on the New York Stock Exchange under the symbol DDF.)

-----------------------------------------------------------------------------
A Strategy to Increase Your Future Income:
Reinvestment of Dividend and Capital Gain Distributions

                Annual Dividend with        Annual Dividend with
                Dividends and Capital       Dividends and Capital
                   Gains in Cash              Gains Reinvested
                ---------------------       ---------------------
      Year 1          $1,000                       $1,000
      Year 2          $1,000                       $1,100
      Year 3          $1,000                       $1,210
      Year 4          $1,000                       $1,331
      Year 5          $1,000                       $1,464
      Year 6          $1,000                       $1,611
      Year 7          $1,000                       $1,772
      Year 8          $1,000                       $1,949
      Year 9          $1,000                       $2,144
      Year 10         $1,000                       $2,358
-----------------------------------------------------------------------------
This hypothetical example assumes $10,000 initial investment, 10% annual dividend and capital gain distribution and does not include impact of income taxes. This illustration shows only the potential impact of dividend reinvestment on return and does not reflect the past or future performance of this or any other Delaware Group fund. It assumes no additional return on the dividends and capital gains taken in cash.

Financial
---------------------------------------
Statements
---------------------------------------

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
STATEMENT OF NET ASSETS
NOVEMBER 30, 1995

                                                     Number        Market
                                                   of Shares       Value

COMMON STOCK - 44.38%
Banking, Finance & Insurance - 7.59%
Bankers Trust New York. . . . . . . . .               31,000    $ 2,011,125
Beneficial. . . . . . . . . . . . . . .               16,100        817,075
CoreStates Financial. . . . . . . . . .               80,000      3,100,000
Fleet Financial Group.  . . . . . . . .               24,600      1,027,050
Great Western Financial.  . . . . . . .              100,000      2,550,000
Integra Financial . . . . . . . . . . .               30,000      1,856,250
Meridian Bancorp. . . . . . . . . . . .               40,000      1,845,000
UJB Financial . . . . . . . . . . . . .               60,000      2,010,000
                                                                 ----------
                                                                 15,216,500
                                                                 ----------
Cable, Media & Publishing - 0.99%
Dun & Bradstreet. . . . . . . . . . . .               31,800      1,983,525
                                                                 ----------
                                                                  1,983,525
                                                                 ----------
Chemicals - 2.72%
Dow Chemical. . . . . . . . . . . . . .               40,000      2,835,000
DuPont (E.l.) De Nemours. . . . . . . .               39,500      2,626,750
                                                                 ----------
                                                                  5,461,750
                                                                 ----------
Energy - 4.77%
Exxon . . . . . . . . . . . . . . . . .               20,000      1,547,500
Kerr-McGee. . . . . . . . . . . . . . .               35,000      2,025,625
Occidental Petroleum. . . . . . . . . .              100,000      2,212,500
Pennzoil. . . . . . . . . . . . . . . .               35,000      1,386,875
Tenneco . . . . . . . . . . . . . . . .               50,000      2,400,000
                                                                 ----------
                                                                  9,572,500
                                                                 ----------
Food, Beverage & Tobacco - 1.72%
Philip Morris Companies . . . . . . . .               17,000      1,491,750
UST . . . . . . . . . . . . . . . . . .               60,000      1,957,500
                                                                 ----------
                                                                  3,449,250
                                                                 ----------
Healthcare & Pharmaceuticals - 1.44%
American Home Products. . . . . . . . .               10,000        912,500
Bristol-Myers Squibb. . . . . . . . . .               20,000      1,605,000
Glaxo Wellcome PLC ADR. . . . . . . . .               13,500        361,125
                                                                 ----------
                                                                  2,878,625
                                                                 ----------

                                                       Number        Market
                                                     of Shares       Value
COMMON STOCK  (Continued)
Paper & Forest Products - 1.04%
Federal Paper Board. . . . . . . . . .                40,000    $ 2,080,000
                                                                 ----------
                                                                  2,080,000
                                                                 ----------
Real Estate - 15.84%
American Health Properties . . . . . .                50,000        993,750
Bay Apartment Communities  . . . . . .                92,500      2,011,875
Camden Property Trust. . . . . . . . .                50,000      1,031,250
Chelsea GCA Realty . . . . . . . . . .                62,200      1,733,825
Columbus Realty Trust. . . . . . . . .                70,000      1,321,250
Duke Realty Investments. . . . . . . .                25,000        693,750
Glimcher Realty Trust. . . . . . . . .                60,000      1,050,000
Healthcare Realty Trust. . . . . . . .                35,100        728,325
HGI Realty . . . . . . . . . . . . . .                57,600      1,281,600
Highwood Properties. . . . . . . . . .                50,000      1,318,750
JP Realty. . . . . . . . . . . . . . .                31,600        628,050
Macerich Company (The) . . . . . . . .               130,000      2,567,500
National Golf Properties . . . . . . .                60,000      1,327,500
Oasis Residential. . . . . . . . . . .                60,000      1,252,500
Patriot American Hospitality . . . . .                78,000      1,852,500
Reckson Associates Realty. . . . . . .                63,000      1,756,125
ROC Communities. . . . . . . . . . . .                65,000      1,454,375
Simon Property Group . . . . . . . . .                79,000      1,836,750
Smith (Charles E.) Residential Realty                 40,000        920,000
Sovran Self Storage. . . . . . . . . .                60,000      1,492,500
Starwood Lodging Trust . . . . . . . .                55,000      1,519,375
Sun Communities. . . . . . . . . . . .                50,000      1,250,000
Walden Residential Properties. . . . .                34,000        607,750
Weeks. . . . . . . . . . . . . . . . .                50,000      1,137,500
                                                                 ----------
                                                                 31,766,800
                                                                 ----------
Transportation & Shipping - 0.08%
Norfolk Southern . . . . . . . . . . .                 2,000        157,500
                                                                 ----------
                                                                    157,500
                                                                 ----------
Utilities - 8.19%
Houston Industries . . . . . . . . . .                50,000      2,287,500
New England Electric System. . . . . .                45,000      1,755,000
Potomac Electric Power . . . . . . . .               100,000      2,450,000
Rochester Gas & Electric . . . . . . .               155,000      3,642,500
Royal PTT Nederland NV ADR . . . . . .                31,600      1,117,850
Texas Utilities. . . . . . . . . . . .                75,000      2,887,500
U.S. West. . . . . . . . . . . . . . .                72,700      2,271,875
                                                                 ----------
                                                                 16,412,225
                                                                 ----------
Total Common Stock (cost $86,523,387)                            88,978,675
                                                                 ----------

                                                      Number        Market
                                                    of Shares       Value
CONVERTIBLE PREFERRED STOCK - 15.96%
Banking, Finance & Insurance - 1.42%
Advanta 6.75% pfd cv. . . . . . . . . . . .           33,500   $  1,289,750
California Federal Bank 7.75% pfd cv "A". .           63,200      1,548,400
                                                                 ----------
                                                                  2,838,150
                                                                 ----------
Building & Materials - 1.02%
Kaufman & Broad Home $1.52 pfd cv "B" . . .          155,000      2,053,750
                                                                 ----------
                                                                  2,053,750
                                                                 ----------
Chemicals - 1.49%
ARCO 9.01% "Lyondell" Notes "DECS"  . . . .          119,400      2,985,000
                                                                 ----------
                                                                  2,985,000
                                                                 ----------
Electronics - 1.11%
+Westinghouse Electric $1.30 pfd cv "C" . .          135,000      2,227,500
                                                                 ----------
                                                                  2,227,500
                                                                 ----------
Energy - 0.31%
Noble Drilling $1.50 pfd cv "CHC" . . . . .           25,000        625,000
                                                                 ----------
                                                                    625,000
                                                                 ----------
Food, Beverage & Tobacco - 1.17%
RJR Nabisco Holding $0.60 pfd cv "C" "PERCS"         400,000      2,350,000
                                                                 ----------
                                                                  2,350,000
                                                                 ----------
Healthcare & Pharmaceuticals - 0.78%
US Surgical $2.20 pfd cv "A" "DECS"  . . . .          55,000      1,567,500
                                                                 ----------
                                                                  1,567,500
                                                                 ----------
Leisure & Lodging - 0.67%
Bally Entertainment 8.00% pfd cv.  . . . . .         110,000      1,333,750
                                                                 ----------
                                                                  1,333,750
                                                                 ----------
Metals & Mining - 1.81%
Freeport-McMoRan Copper & Gold 5.00% pfd cv           80,000      2,120,000
MascoTech $1.20 pfd cv "DECS". . . . . . . .         119,300      1,506,163
                                                                 ----------
                                                                  3,626,163
                                                                 ----------
Paper & Forest Products - 2.39%
+International Paper 5.25% pfd cv  . . . . .          66,000      3,003,000
James River 9.00% pfd cv "P" "DECS"  . . . .          60,000      1,800,000
                                                                 ----------
                                                                  4,803,000
                                                                 ----------
Real Estate - 0.37%
Prime Retail 8.50% pfd cv "B". . . . . . . .          40,000        735,000
                                                                 ----------
                                                                    735,000
                                                                 ----------
Transportation - 1.22%
Delta Airlines $3.50 pfd cv "C"  . . . . . .          40,000      2,450,000
                                                                 ----------
                                                                  2,450,000
                                                                 ----------
Utilities - 1.20%
Sprint 8.25% pfd cv. . . . . . . . . . . . .          67,000      2,403,625
                                                                 ----------
                                                                  2,403,625
                                                                 ----------
Miscellaneous - 1.00%
Alco Standard $5.04 pfd cv "BB"  . . . . . .          24,000      1,998,000
                                                                 ----------
                                                                  1,998,000
                                                                 ----------
Total Convertible Preferred (cost $32,406,737)                   31,996,438
                                                                 ----------

                                                       Number       Market
                                                     of Shares      Value
PREFERRED STOCK - 1.24%
Banking, Finance & Insurance - 1.24%
+Credit Lyon Capital SCA 9.50% "DTC"  . . . . .      100,000   $  2,487,500
                                                                 ----------
Total Preferred Stock (cost $2,500,000) . . . .                   2,487,500
                                                                 ----------

                                                    Principal
                                                      Amount
NON-CONVERTIBLE BONDS - 49.89%
Aerospace & Defense - 1.69%
American General sr notes 12.875% 2002 . . . .    $2,000,000      1,995,000
K & F Industries sr deb 13.75% 2001  . . . . .     1,330,000      1,389,850
                                                                 ----------
                                                                  3,384,850
                                                                 ----------
Automobiles & Auto Equipment - 2.64%
Aftermarket Tech sr sub notes 12.00% 2004  . .     2,000,000      2,120,000
Exide sr notes 10.75% 2002 . . . . . . . . . .     1,000,000      1,080,000
Harvard Industries sr notes 11.125% 2005 . . .     1,000,000      1,020,000
SPX sr sub notes 11.75% 2002 . . . . . . . . .     1,000,000      1,070,000
                                                                 ----------
                                                                  5,290,000
                                                                 ----------

Banking, Finance & Insurance - 1.08%
Aim Management sr sec notes 9.00% 2003 . . . .        50,000         51,000
Chevy Chase Savings Bank sub deb 9.25% 2005. .     1,000,000      1,005,000
Dime Bancorp sr notes 10.50% 2005  . . . . . .     1,000,000      1,115,000
                                                                 ----------
                                                                  2,171,000
                                                                 ----------
Building & Materials - 1.12%
Schuller International Group sr notes
 10.875% 2004. . . . . . . . . . . . . . . . .     2,000,000      2,240,000
                                                                 ----------
                                                                  2,240,000
                                                                 ----------
Cable, Media & Publishing - 6.76%
Act III Theatres sr sub notes 11.875% 2003 . .     1,600,000      1,704,000
Century Communications sr sub deb 11.875% 2003     1,000,000      1,068,750
Cinemark USA sr notes 12.00% 2002  . . . . . .     2,000,000      2,185,000
Groupe Videotron sr notes 10.625% 2005 . . . .     2,000,000      2,115,000
Jones Intercable sr notes  9.625% 2002 . . . .     1,500,000      1,601,250
Rogers Cablesystem sr sec deb 10.00% 2007  . .       810,000        838,350
Rogers Cablesystem  sr sub deb 11.00% 2015 . .       500,000        517,500
+Sullivan Graphics sr sub notes 12.75% 2005  .     1,500,000      1,501,875
Viacom International sr sub notes 10.25% 2001.     1,800,000      2,025,000
                                                                 ----------
                                                                 13,556,725
                                                                 ----------
Chemicals - 4.04%
Berry Plastic sr sub notes 12.25% 2004 . . . .     1,000,000      1,060,000
Foamex sr notes 11.25% 2002. . . . . . . . . .     2,000,000      2,035,000
NL Industries sr sec notes 11.75% 2003 . . . .     2,290,000      2,438,850
Polymer Group sr notes 12.25%  2002  . . . . .     1,000,000      1,035,000
Uniroyal Chemical Acquistion sr sub notes
11.00% 2003. . . . . . . . . . . . . . . . . .     1,500,000      1,518,750
                                                                 ----------
                                                                  8,087,600
                                                                 ----------

                                                    Principal       Market
                                                     Amount         Value
NON-CONVERTIBLE BONDS (Continued)
Computers & Technology - 4.05%
Galaxy Telecom sr sub notes 12.375% 2005 . . .    $2,000,000   $  1,972,500
+IXC Communications sr notes 12.50% 2005   . .     2,000,000      2,100,000
Metrocall sr sub notes 10.375% 2007  . . . . .     2,000,000      2,075,000
Unisys credit-sensitive notes 13.50% 1997  . .     2,000,000      1,970,000
                                                                 ----------
                                                                  8,117,500
                                                                 ----------
Consumer Products - 1.43%
American Safety Razor sr notes 9.875% 2005 . .     1,000,000        995,000
+Remington Arms sr sub notes 10.00% 2003 . . .     2,000,000      1,875,000
                                                                 ----------
                                                                  2,870,000
                                                                 ----------
Electronics - 2.83%
Interlake Corp sr notes 12.00% 2001  . . . . .     2,000,000      1,995,000
Mark IV Industries sub notes 8.75% 2003  . . .     1,985,000      2,059,438
Pronet sr sub notes 11.875%  2005  . . . . . .     1,500,000      1,623,750
                                                                 ----------
                                                                  5,678,188
                                                                 ----------
Energy - 1.34%
+Clark USA sr notes 10.875% 2005 . . . . . . .     1,000,000      1,022,500
Global Marine sr sec notes 12.75% 1999 . . . .     1,500,000      1,665,000
                                                                 ----------
                                                                  2,687,500
                                                                 ----------
Environmental Services - 1.52%
Allied Waste Industries sr sub notes 12.00%
  2004 . . . . . . . . . . . . . . . . . . . .     1,000,000      1,075,000
+Norcal Waste sr notes 12.50% 2005 . . . . . .     2,000,000      1,975,000
                                                                 ----------
                                                                  3,050,000
                                                                 ----------
Food, Beverage & Tobacco - 1.23%
Chiquita Brands sub notes 11.50% 2001. . . . .     1,000,000      1,057,500
Purina Mills sr sub notes 10.25% 2003. . . . .       375,000        386,250
Specialty Foods sr notes 11.125%  2002 . . . .       750,000        712,500
Specialty Foods sr sub notes 11.25%  2003  . .       350,000        302,750
                                                                 ----------
                                                                  2,459,000
                                                                 ----------
Healthcare & Pharmaceuticals - 0.94%
HEALTHSOUTH Rehabilitation sr sub notes
 9.50% 2001. . . . . . . . . . . . . . . . . .       750,000        800,625
Tenet Healthcare sr sub notes 10.125% 2005 . .     1,000,000      1,090,000
                                                                 ----------
                                                                  1,890,625
                                                                 ----------
Leisure & Lodging - 1.65%
MGM Grand Hotel Finance 1st mtg notes
 12.00% 2002. . . . . . . . . . . . . . . . . .    2,000,000      2,195,000
Royal Caribbean Cruise Lines sr sub notes
 11.375% 2002 . . . . . . . . . . . . . . . . .    1,000,000      1,105,000
                                                                 ----------
                                                                  3,300,000
                                                                 ----------
Metals & Mining - 2.69%
Armco sr notes 11.375% 1999. . . . . . . . . .       750,000        778,125
G.S. Technologies sr notes 12.00% 2004 . . . .     2,000,000      1,995,000
G.S. Technologies sr notes 12.25% 2005 . . . .     1,500,000      1,500,000
Inland Steel unsec notes 12.75% 2002 . . . . .     1,000,000      1,112,500
                                                                 ----------
                                                                  5,385,625
                                                                 ----------

                                                  Principal         Market
                                                    Amount          Value
NON-CONVERTIBLE BONDS (Continued)
Packaging & Containers - 1.73%
Anchor Glass Container 10.25% 2002 . . . . . .    $1,850,000  $   1,359,750
Container Corp of America sr notes 11.25% 2004     1,000,000      1,040,000
Ivex Packaging sr sub notes 12.50% 2002  . . .     1,000,000      1,065,000
                                                                 ----------
                                                                  3,464,750
                                                                 ----------
Paper & Forest Products - 2.62%
Crown Paper sr sub notes 11.00% 2005 . . . . .     2,000,000      1,890,000
Pacific Lumber sr notes 10.50% 2003  . . . . .     2,000,000      1,910,000
Repap Wisconsin sr sec notes 9.25% 2002  . . .     1,500,000      1,447,500
                                                                 ----------
                                                                  5,247,500
                                                                 ----------

Retail - 3.20%
Cort Furniture Rental sr notes 12.00% 2000 . .     2,121,000      2,269,470
Fleming Companies sr sub notes 10.625% 2001  .     1,320,000      1,386,000
Penn Traffic sr notes 10.65% 2004  . . . . . .       775,000        719,781
Ralph's Grocery sr notes 10.45% 2004 . . . . .     1,000,000        987,500
Ralph's Grocery sr sub notes 13.75% 2005 . . .     1,000,000      1,060,000
                                                                 ----------
                                                                  6,422,751
                                                                 ----------
Transportation & Shipping - 1.41%
Trans Ocean Container sr sub notes 12.25% 2004 1,000,000 1,042,500 Viking Star Shipping 1st pfd ship mtg
 notes 9.625% 2003 . . . . . . . . . . . . . .     1,750,000      1,793,750
                                                                -----------
                                                                  2,836,250
                                                                -----------
Utilities - 2.35%
Comcast Cellular sr notes 0.00% 2000 . . . . .     1,500,000      1,147,500
Midland Funding II deb 11.75%  2005  . . . . .     1,400,000      1,451,507
Rogers Cantel sr sec notes 10.75% 2001 . . . .     1,000,000      1,055,000
Rogers Cantel sr sub notes 11.125% 2002  . . .     1,000,000      1,065,000
                                                                -----------
                                                                  4,719,007
                                                                -----------
Miscellaneous - 3.57%
+Graphic Controls sr sub notes 12.00% 2005 . .     2,000,000      2,042,500
IMO Industries sr sub deb 12.00% 2001    . . .     2,000,000      2,047,500
Ivac sr notes 9.25% 2002 . . . . . . . . . . .     2,000,000      2,035,000
Lamar Advertising sr sec notes 11.00% 2003 . .     1,000,000      1,037,500
                                                                -----------
                                                                  7,162,500
                                                                -----------
Total Non-Convertible Bonds
 (cost $98,934,182). . . . . . . . . . . . . .                  100,021,371
                                                                -----------

CONVERTIBLE BONDS - 15.98%
Banking, Finance & Insurance - 1.78%
Alfa S.A. De C.V. sub notes  8.00% 2000  . . .       500,000        478,125
+Banco Nacional De Mexico global jr sub deb
 7.00% 1999. . . . . . . . . . . . . . . . . .     2,000,000      1,537,500
+Career Horizon 7.00%  2002. . . . . . . . . .     1,500,000      1,561,875
                                                                -----------
                                                                  3,577,500
                                                                -----------

                                                    Principal       Market
                                                     Amount         Value
CONVERTIBLE BONDS (Continued)
Building & Materials - 0.38%
MDC Holdings sub notes 8.75% 2005. . . . . . .     $ 750,000   $    756,562
                                                                -----------
                                                                    756,562
                                                                -----------
Computers & Technology - 1.48%
Softkey International sr notes 5.50% 2000. . .     1,500,000      1,308,750
Unisys sub notes 8.25% 2000. . . . . . . . . .     1,800,000      1,651,500
                                                                -----------
                                                                  2,960,250
                                                                -----------
Electronics - 1.00%
Dovatron International sub notes 6.00% 2002. .     1,300,000      1,342,250
VSLI Technology sub notes 8.25% 2005 . . . . .       700,000        659,750
                                                                -----------
                                                                  2,002,000
                                                                -----------
Energy - 0.49%
Box Energy sub notes 8.25% 2002. . . . . . . .     1,000,000        976,250
                                                                -----------
                                                                    976,250
                                                                -----------
Healthcare & Pharmaceuticals - 0.93%
TheraTx sub deb 8.00% 2002 . . . . . . . . . .     2,000,000      1,870,000
                                                                -----------
                                                                  1,870,000
                                                                -----------
Metals & Mining - 1.15%
MascoTech sub deb 4.50% 2003 . . . . . . . . .     3,000,000      2,313,750
                                                                -----------
                                                                  2,313,750
                                                                -----------
Real Estate - 8.41%
Alexander Haagen Properties sub deb
 7.50% 2001. . . . . . . . . . . . . . . . . .     2,270,000      1,878,425
Developers Diversified Realty sub deb
 7.00% 1999. . . . . . . . . . . . . . . . . .     1,400,000      1,382,500
IRT Property sub deb 7.30% 2003. . . . . . . .     3,000,000      2,782,500
LTC Properties sub deb 8.50% 2000. . . . . . .     1,000,000      1,011,250
Liberty Property Trust sub deb 8.00% 2001. . .     2,000,000      1,995,000
Malan Realty Investors sub deb 9.50% 2004. . .     3,300,000      2,664,750
Mid-Atlantic Realty Trust sub deb 7.625% 2003.     3,000,000      2,580,000
Sizeler Property Investors sub deb 8.00% 2003.     3,000,000      2,572,500
                                                                -----------
                                                                 16,866,925
                                                                -----------
Retail - 0.36%
Baker (J.) sub notes 7.00% 2002                    1,000,000        722,500
                                                                -----------
                                                                    722,500
                                                                -----------
Total Convertible Bonds (cost $35,626,825)                       32,045,737
                                                                -----------
SHORT-TERM SECURITIES - 1.83%
*U.S. Treasury Bill 5.52% due 12/21/95. . . . .    3,650,000      3,638,807
*U.S. Treasury Bill 5.63% due 12/21/95. . . . .       40,000         39,875
                                                                -----------
Total Short-Term Securities (cost $3,678,682)                     3,678,682
                                                                -----------

                                                    Shares         Market
                                               Subject to Call     Value
Call Options Written - (0.23%)
CoreStates Financial, January 1996, $40. . . .      80,000     $    (60,000)
DuPont (E.I.) De Nemours, December 1995, $65 .      35,000         (109,375)
Dun & Bradstreet, January 1996, $65. . . . . .      31,800          (22,864)
Occidental Petroleum, December 1995, $22.50. .     100,000          (18,750)
Potomac Electric Power, February 1996, $25 . .     100,000          (75,000)
UST, February 1996, $30. . . . . . . . . . . .      60,000         (172,500)
                                                                -----------
Total Call Options Written
 (premiums received $263,262). . . . . . . . .                     (458,489)
                                                                -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 129.05%
 (cost $259,406,551) . . . . . . . . . . . . .                  258,749,914
LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS - (29.05%) . . . . . . . . .                  (58,249,472)
                                                                -----------
NET ASSETS APPLICABLE TO
 14,307,000 SHARES ($0.01 par value)
 OUTSTANDING: EQUIVALENT TO $14.01
 PER SHARE - 100.00% . . . . . . . . . . . . .                 $200,500,442
                                                               ============


    DECS - Dividend Enhanced Convertible Security.
    PERCS - Preferred Equity Redemption Cumulative Stock.
  * U.S. Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
  + Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1995
Common stock $.01 par value, 500,000,000 shares
 authorized to the Fund . . . . . . . . . . . .                $200,958,246
Accumulated undistributed income (loss):
 Net investment income. . . . . . . . . . . . .                     407,950
 Net realized loss on investments . . . . . . .                    (209,117)
 Net unrealized depreciation of investments . .                    (656,637)
                                                               ------------
Total net assets. . . . . . . . . . . . . . . .                $200,500,442
                                                               ============


                            See accompanying notes

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995

INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . .      $14,917,997
Dividends . . . . . . . . . . . . . . . . .        6,688,503    $21,606,500
                                                 -----------    -----------
EXPENSES:
Management fees . . . . . . . . . . . . . .        1,336,548
Administrative fees . . . . . . . . . . . .          437,441
Commercial paper fees . . . . . . . . . . .          164,525
Reports to shareholders . . . . . . . . . .           41,500
Professional fees . . . . . . . . . . . . .           39,000
Amortization of organizational expenses               28,809
NYSE fees . . . . . . . . . . . . . . . . .           24,260
Taxes, other than taxes on income                     22,300
Custodian fees. . . . . . . . . . . . . . .           14,300
Directors' fees . . . . . . . . . . . . . .           14,000
Other . . . . . . . . . . . . . . . . . . .           44,573
                                                 -----------
Total operating expenses (before interest
   expense) . . . . . . . . . . . . . . . .                       2,167,256
  Interest expense. . . . . . . . . . . . .                       3,211,765
                                                                -----------
Total expenses. . . . . . . . . . . . . . .                       5,379,021
                                                                -----------
NET INVESTMENT INCOME . . . . . . . . . . .                      16,227,479
                                                                -----------

NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
Net realized gain from security transactions                      1,989,358
Net change in unrealized depreciation
 on investments . . . . . . . . . . . . . . . .                  17,197,602
                                                                -----------
NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS. . . . . . . . . . . . . .                  19,186,960
NET INCREASE IN NET ASSETS                                      -----------
 RESULTING FROM OPERATIONS. . . . . . . . . . .                 $35,414,439
                                                                ===========


                            See accompanying notes

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                 Year Ended       Year Ended
                                                November 30,     November 30,
                                                    1995            1994
OPERATIONS:
Net investment income . . . . . . . . . .      $  16,227,479  $  15,767,505
Net realized gain (loss)
 from security transactions . . . . . . .          1,989,358     (2,196,881)
Net change in unrealized appreciation
 (depreciation) on investments. . . . . .         17,197,602    (22,507,681)
                                               -------------  -------------
Net increase (decrease) in net assets
resulting from operations . . . . . . . .         35,414,439     (8,937,057)
                                               -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income . . . . . . . . . .        (16,424,436)   (16,066,761)

Net realized gain on security transactions            --         (6,767,211)
                                               -------------  -------------
                                                 (16,424,436)   (22,833,972)
                                               -------------  -------------

CAPITAL SHARE TRANSACTIONS:
Additional offering costs charged
   to paid in capital . . . . . . . . . .             --            (10,288)
                                               -------------  -------------
Decrease in net assets derived
 from capital share transactions. . . . .             --            (10,288)
                                               -------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS             18,990,003    (31,781,317)

NET ASSETS:
Beginning of period. . . . . . . . . . .         181,510,439    213,291,756
                                               -------------  -------------
End of period (including undistributed net
 investment income of $407,950 and
 $604,907, respectively) . . . . . . . .        $200,500,442   $181,510,439
                                               =============  =============


                            See accompanying notes

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 1995

Increase (Decrease) in Cash:
Cash flows provided by operating activities:
 Interest received (excluding amortization of $551,931). . . .  $21,109,874
 Operating expenses paid . . . . . . . . . . . . . . . . . . .   (2,132,493)
 Interest expenses paid. . . . . . . . . . . . . . . . . . . .   (3,196,854)
 Purchase of short-term portfolio investments, net . . . . . .     (692,463)
 Purchase of long-term portfolio investments . . . . . . . . . (285,146,841)
 Proceeds from disposition of long-term portfolio
  investments. . . . . . . . . . . . . . . . . . . . . . . . .  280,822,346
                                                                -----------
Net cash provided by operating activities. . . . . . . . . . .   10,763,569
                                                                -----------

Cash flows used by financing activities:
 Cash provided by issuance of commerical paper . . . . . . . .  180,068,205
 Cash used to liquidate commerical paper . . . . . . . . . . . (172,803,146)
 Cash dividends paid . . . . . . . . . . . . . . . . . . . . .  (16,424,436)
                                                                -----------
Net cash used by financing activities. . . . . . . . . . . . .   (9,159,377)
                                                                -----------
Net increase in cash . . . . . . . . . . . . . . . . . . . . .    1,604,192
Cash at beginning of period. . . . . . . . . . . . . . . . . .   (1,582,045)
                                                                -----------
Cash at end of period. . . . . . . . . . . . . . . . . . . . .  $    22,147
                                                                ===========

Reconciliation of Net Increase in Net Assets
 Resulting from Operations to Net Cash
 Provided by Operating Activities:
 Net increase in net assets
 resulting from operations . . . . . . . . . . . . . . . . . .  $35,414,439
                                                                -----------
 Increase in investments . . . . . . . . . . . . . . . . . . .  (12,252,512)
 Net realized gain from security transactions. . . . . . . . .   (1,989,358)
 Change in net unrealized depreciation . . . . . . . . . . . .  (17,197,602)
 Decrease in prepaid assets. . . . . . . . . . . . . . . . . .        6,356
 Increase in receivable for investments sold . . . . . . . . .     (451,105)
 Decrease in interest receivable . . . . . . . . . . . . . . .       55,305
 Decrease in deferred organization expenses. . . . . . . . . .       96,389
 Increase in payable for investments purchased . . . . . . . .    7,134,728
 Decrease in interest payable. . . . . . . . . . . . . . . . .      (38,548)
 Decrease in accrued expenses and other liabilities. . . . . .      (14,523)
                                                                -----------
Total adjustments. . . . . . . . . . . . . . . . . . . . . . .  (24,650,870)
                                                                -----------
Net cash provided by operating activities. . . . . . . . . . .  $10,763,569
                                                                ===========


                            See accompanying notes

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995

Delaware Group Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland corporation.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed or traded on a national exchange, except for debt securities, are valued at the last sale price on the exchange where they are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency are valued at the mean value between bid and asked prices. Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange-traded options are valued using a mathematical model. Short-term instruments having a maturity date of less than 60 days are valued at amortized cost. Long-term debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Borrowings - The Fund issues short-term commercial paper at a discount from par. The discount is amortized over the life of the commercial paper using the straight-line method. In addition, a total of $149,000 was incurred in connection with the start-up of the short-term commercial paper program. These costs were deferred and are being amortized ratably over a period of three years from the date of the first short-term commercial paper issuance.
(See Note 5)

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income and distributions are recorded on the ex-dividend date and interest income and expenses are recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

A total of $144,000 was incurred in connection with the organization of the Fund. These costs were deferred and are being amortized ratably over a five-year period from the date the Fund commenced operations.

Certain Fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average weekly net assets.

2. Investment Management Fee and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee equal to 0.55% of the Fund's adjusted average weekly net assets. At November 30, 1995, the Fund had a liability for Investment Management fees of $232,778.

The Fund has also entered into an Administration Agreement with Middlesex Administrators L.P., the administrator of the Fund, which provides for payment, subject to an annual minimum fee of $150,000, of a monthly fee computed at the annual rate of 0.18% of the Fund's adjusted average weekly net assets. At November 30, 1995, the Fund had a liability for administration fees of $76,182.

For purposes of the calculation of investment management fees and administration fees, adjusted weekly net assets do not include the commercial paper liability.

Officers, directors and employees of DMC, who are also officers, directors and employees of the Fund do not receive any compensation from the Fund.

On April 3, 1995, Delaware Management Holdings, Inc. the indirect parent of DMC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC has heretofore conducted its relationship with the Fund.

3. Investments
During the year ended November 30, 1995, the Fund made purchases of $292,281,569 and sales of $280,290,186 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1995, net unrealized depreciation for federal income tax purposes aggregated $660,458 of which $8,220,492 related to unrealized appreciation of securities and $8,880,950 to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital losses at November 30, 1995 of $203,702 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2002.

Of the ordinary income distributions paid by the Fund during its taxable year ended November 30, 1995, 32% qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid by the Fund during the year.

Transactions in options written for the year ended November 30, 1995, were as follows:
                                                     Options Terminated
                                           ----------------------------------
                        Number             Proceeds from    Cost        Net
                          of     Premiums     Sale of        of      Realized
                      Contracts  Received   Investments  Investment    Gain
Options outstanding
 November 30, 1994. .      --    $   --
Contracts written . .   5,025     331,643
Contracts terminated:
 Closed . . . . . . .     292      31,973  $     --      $   20,367  $ 11,606
 Exercised. . . . . .     665      36,408   1,661,115     1,591,678   105,845
                        -----    --------  ----------    ----------  --------
 Total contracts
  terminated              957      68,381   1,661,115     1,612,045   117,451
                        -----    --------  ==========    ==========  ========

 Contracts outstanding
  November 30, 1995     4,068    $263,262
                        =====    ========

4. Capital Stock
There are 500,000,000 shares of $0.01 par value capital stock authorized.

On December 1, 1995, the Fund declared its monthly dividend in the amount of $0.125 per share. This dividend was payable December 29, 1995, to stockholders of record at the close of business on December 15, 1995. The ex-dividend date was December 13, 1995.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Chemical Mellon Shareholder Services, in the open market.

5. Commercial Paper
As of November 30, 1995, $55,000,000 commercial paper was outstanding with an amortized cost of $54,842,806. The weighted average discount rate of commercial paper outstanding at November 30, 1995, was 5.79%. The average daily balance of commercial paper outstanding during the year ended November 30, 1995, was $52,487,671 at a weighted discount rate of 6.01%. The maximum amount of commercial paper outstanding at any time during the fiscal year was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. The commitment fee was computed at the rate of 3/16 of 1% per annum on the unused balance through January 19, 1995, and subsequently at a rate of 0.15% per annum on the unused balance. During the year ended November 30, 1995, there were no borrowings under this arrangement.

6. Concentration of Credit Risk
The Fund invests in high-yield fixed-income securities which carry ratings of BB or lower by Standard & Poor's and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.

7. Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:




                                                                                         For the Period
                                                 Year Ended          Year Ended        March 26, 1993* to
                                             November 30, 1995    November 30, 1994    November 30, 1993
                                             -----------------    -----------------    -----------------
Net asset value, beginning of period . . .        $12.69              $14.91                   $14.04+
                                                --------            --------                 --------
Income from investment operations:
Net investment income. . . . . . . . . . .          1.13                1.10                     0.68
Net realized and unrealized gain
 (loss) from security transactions                  1.34               (1.73)                    0.81
                                                --------            --------                 --------
Net increase (decrease) in net assets
 from investment operations. . . . . . . .          2.47               (0.63)                    1.49
                                                --------            --------                 --------
Less distributions:
Dividends from net investment income . . .         (1.15)              (1.12)                   (0.62)
Distributions from net realized gains
 on security transactions. . .  .  . . . .            --               (0.47)                      --
                                                --------            --------                 --------
Total distributions. . . . . . . . . . . .         (1.15)              (1.59)                   (0.62)
                                                --------            --------                 --------
Net asset value, end of period . . . . . .        $14.01              $12.69                   $14.91
                                                ========            ========                 ========
Market value, end of period. . . . . . . .        $14.00              $12.00                   $14.50
                                                ========            ========                 ========
Total investment return based on: (1)
 Market value. . . . . . . . . . . . . . .         28.71%              (7.23)%                   0.82%
                                                ========            ========                 ========
 Net asset value . . . . . . . . . . . . .         20.72%              (4.60)%                  10.76%
                                                ========            ========                 ========
Ratios and supplemental data:
Net assets, end of period (000 omitted). .      $200,500            $181,510                 $213,292
                                                ========            ========                 ========
Ratio of total operating expenses to
average weekly net assets (before
 interest expense) . . . . . . . . . . . .          0.89%                1.01%                   0.94%**
Ratio of interest expense to
average weekly net assets. . . . . . . . .          1.32%                0.76%**                 N/A
Ratio of net investment income to
average weekly net assets. . . . . . . . .          6.68%                6.80%                   6.88%**
Portfolio turnover . . . . . . . . . . . .           118%                  73%                    113%

---------------
  * Commencement of operations.

 ** Annualized - Commercial paper was initially issued on January 25, 1994.

  + Net of underwriter's discount of $0.90 and offering costs of $0.06 charged to paid-in capital with respect to issuance of common shares.

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment return based on market value and net asset value have not been annualized for the period ended November 30, 1993.

   The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Concluded)

8. Quarterly Results of Operations
(Unaudited)

                                                           Net Realized and       Net Increase (Decrease)
                          Investment     Net Investment  Unrealized Gain (Loss)  in Net Assets Resulting       Market Price
Quarter Ended               Income          Income          on Investments           from Operations             on NYSE+
-------------           --------------   --------------  --------------------    -----------------------      -------------
                        Total     Per     Total     Per      Total      Per         Total      Per
                        (000)    Share    (000)    Share     (000)     Share        (000)     Share           High      Low
                        -----    -----    -----    -----     -----     -----        -----     -----           ----      ---
May 31, 1993 * . . .  $ 2,589   $0.18   $ 2,262    $0.16    $ 1,113    $0.08     $  3,375     $ 0.24         $15.13    $13.63
August 31, 1993. . .    3,818    0.27     3,341     0.23      9,405     0.66       12,746       0.89          14.63     13.88
November 30, 1993. .    4,639    0.32     4,114     0.29        901     0.07        5,015       0.36          14.63     14.00
                      -------   -----   -------    -----   --------    -----      -------     ------
                      $11,046   $0.77   $ 9,717    $0.68   $ 11,419    $0.81      $21,136     $ 1.49
                      =======   =====   =======    =====   ========    =====      =======     ======

February 28, 1994    $  4,366   $0.31   $ 3,741    $0.26   $  7,632    $0.53      $11,373     $ 0.79         $14.88    $14.25
May 31, 1994. . . .     5,057    0.35     4,006     0.28    (20,135)   (1.41)     (16,129)     (1.13)         14.50     13.50
August 31, 1994. .      4,896    0.34     3,794     0.27      1,583     0.11        5,377       0.38          14.25     13.25
November 30, 1994       5,288    0.37     4,227     0.29    (13,785)   (0.96)      (9,558)     (0.67)         13.75     11.50
                      -------   -----   -------    -----   --------    -----      -------     ------
                      $19,607   $1.37   $15,768    $1.10   $(24,705)  $(1.73)     $(8,937)    $(0.63)
                      =======   =====   =======    =====   ========    =====      =======     ======

February 28, 1995    $  5,141   $0.36   $ 3,867    $0.27   $  4,341    $0.30      $ 8,208     $ 0.57         $13.13    $11.38
May 31, 1995 . . .      5,768    0.40     4,413     0.31      6,019     0.42       10,432       0.73          13.13     12.25
August 31, 1995. .      5,413    0.38     4,006     0.28      4,578     0.32        8,584       0.60          13.13     12.38
November 30, 1995       5,285    0.37     3,941     0.27      4,249     0.30        8,190       0.57          14.38     12.50
                      -------   -----   -------    -----   --------    -----      -------     ------
                      $21,607   $1.51   $16,227    $1.13   $ 19,187    $1.34      $35,414     $ 2.47
                      =======   =====   =======    =====   ========    =====      =======     ======


* The Fund commenced operations on March 26, 1993.
+ As reported on the New York Stock Exchange.

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.

We have audited the accompanying statement of net assets of Delaware Group Dividend and Income Fund, Inc. as of November 30, 1995, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period March 26, 1993, (commencement of operations) to November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Dividend and Income Fund, Inc. at November 30, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period March 26, 1993, (commencement of operations) to November 30, 1993, in conformity with generally accepted accounting principles.


                                                       Ernst & Young LLP

Philadelphia, Pennsylvania
January 16, 1996

A Report on Dividend and Income Fund's Annual Meeting

At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.

                                         Number of Votes*
                               For        Against/Withheld      Abstentions
                          -------------------------------------------------
Election of Directors:
Wayne A. Stork             8,749,884         293,591                --
Walter P. Babich           8,746,298         297,177                --
Anthony D. Knerr           8,747,485         295,990                --
Ann R. Leven               8,748,118         295,357                --
W. Thatcher Longstreth     8,751,161         292,314                --
Charles E. Peck            8,751,747         291,728                --

Approval of the New
 Management Agreement      8,416,355         162,048              465,072

Selection of
 Ernst & Young LLP as
 Independent Auditors      8,664,110          86,277              293,087

*Please note that the results of this meeting were not audited by Ernst &
 Young LLP.

BOARD OF
==========================
DIRECTORS
==========================

MR. WAYNE A. STORK
Chairman, President and
Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

MR. WALTER P. BABICH
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

MR. ANTHONY D. KNERR
Consultant
Anthony Knerr & Associates
New York, NY

MS. ANN R. LEVEN
Deputy Treasurer
National Gallery of Art
Washington, DC

MR. W. THACHER LONGSTRETH
Vice Chairman
Packquisition Corp.
Philadelphia, PA

MR. CHARLES E. PECK
Secretary,
Enterprise Homes, Inc.
Columbia, MD

AUDIT
==========================
COMMITTEE
==========================

MR. WALTER P. BABICH
MS. ANN R. LEVEN
MR. ANTHONY D. KNERR


EXECUTIVE
==========================
OFFICERS
==========================


MR. WAYNE A. STORK
Chairman, President and
Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

MR. WINTHROP S. JESSUP
Executive Vice President

MR. RICHARD G. UNRUH, JR.
Executive Vice President

MR. PAUL E. SUCKOW
Senior Vice President/Chief Investment
Officer, Fixed-Income

MR. DAVID K. DOWNES
Senior Vice President/Chief Administrative
Officer/Chief Financial Officer

MR. GEORGE M. CHAMBERLAIN, JR.
Senior Vice President/Secretary

MR. JOSEPH H. HASTINGS
Vice President/Corporate Controller

MR. MICHAEL P. BISHOF
Vice President/Treasurer

The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds and closed-end equity/income funds give investors the ability to create a portfolio that fits their personal financial goals.

For a prospectus of any Delaware Group fund, contact your financial adviser or call the Delaware Group at 800-523-4640. Read the Prospectus carefully before investing.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY CREDIT UNION OR ANY BANK, ARE NOT OBLIGATIONS OF ANY CREDIT UNION OR ANY BANK, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT CREDIT UNION OR BANK DEPOSITS.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

PRINCIPAL OFFICE OF THE FUND
1818 Market Street
Philadelphia, PA 19103

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

REGISTRAR AND STOCK TRANSFER AGENT
Chemical Mellon Shareholder Services, L.L.C.
P.O. Box 590
Ridgefield Park, New Jersey 07660
800-851-9677

NUMBER OF RECORDHOLDERS                           LOGO
AS OF NOVEMBER 30, 1995
396

DDF-002[11/95]PP1/96

====================
DIVIDEND
AND INCOME
FUND
====================



1995
  ANNUAL
REPORT


A Tradition of Sound Investing Since 1929




                               LOGO